                                                                   EXHIBIT 24


                       MPW INDUSTRIAL SERVICES GROUP, INC.
                           ANNUAL REPORT ON FORM 10-K
                                POWER OF ATTORNEY
--------------------------------------------------------------------------------

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of MPW Industrial Services Group, Inc., an Ohio corporation, hereby constitutes and appoints each of Robert J. Gilker, Daniel P. Buettin and Brad A. Martyn as the true and lawful attorney or attorney-in-fact, with full power of substitution and revocation, for the undersigned and in the name, place and stead of the undersigned, to sign on behalf of the undersigned an Annual Report on Form 10-K for the fiscal year ended June 30, 1998 pursuant to the Securities Exchange Act of 1934, as amended, and to sign any amendments to such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting to each attorney or attorney-in-fact full power and authority to do so and to perform any act requisite and necessary to be done as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each attorney or attorney-in-fact or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents as of the 18th day of August, 1998.




                                         /s/ MONTE R. BLACK
                                         --------------------------------------
                                         Monte R. Black
                                         Chairman of the Board of Directors and
                                         Chief Executive Officer
                                         (Principal Executive Officer)

                       MPW INDUSTRIAL SERVICES GROUP, INC.
                           ANNUAL REPORT ON FORM 10-K
                                POWER OF ATTORNEY
--------------------------------------------------------------------------------

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of MPW Industrial Services Group, Inc., an Ohio corporation, hereby constitutes and appoints each of Robert J. Gilker, Daniel P. Buettin and Brad A. Martyn as the true and lawful attorney or attorney-in-fact, with full power of substitution and revocation, for the undersigned and in the name, place and stead of the undersigned, to sign on behalf of the undersigned an Annual Report on Form 10-K for the fiscal year ended June 30, 1998 pursuant to the Securities Exchange Act of 1934, as amended, and to sign any amendments to such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting to each attorney or attorney-in-fact full power and authority to do so and to perform any act requisite and necessary to be done as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each attorney or attorney-in-fact or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents as of the 18th day of August, 1998.




                                    /s/ DANIEL P. BUETTIN
                                    -------------------------------------------
                                    Daniel P. Buettin
                                    Vice President, Chief Financial Officer and
                                    Assistant Secretary
                                     (Principal Financial Officer)

                       MPW INDUSTRIAL SERVICES GROUP, INC.
                           ANNUAL REPORT ON FORM 10-K
                                POWER OF ATTORNEY
--------------------------------------------------------------------------------

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of MPW Industrial Services Group, Inc., an Ohio corporation, hereby constitutes and appoints each of Robert J. Gilker, Daniel P. Buettin and Brad A. Martyn as the true and lawful attorney or attorney-in-fact, with full power of substitution and revocation, for the undersigned and in the name, place and stead of the undersigned, to sign on behalf of the undersigned an Annual Report on Form 10-K for the fiscal year ended June 30, 1998 pursuant to the Securities Exchange Act of 1934, as amended, and to sign any amendments to such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting to each attorney or attorney-in-fact full power and authority to do so and to perform any act requisite and necessary to be done as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each attorney or attorney-in-fact or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents as of the 18th day of August, 1998.




                                                       /s/ PETE A. KLISARES
                                                       -------------------------
                                                       Pete A. Klisares
                                                       Director

                       MPW INDUSTRIAL SERVICES GROUP, INC.
                           ANNUAL REPORT ON FORM 10-K
                                POWER OF ATTORNEY
--------------------------------------------------------------------------------

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of MPW Industrial Services Group, Inc., an Ohio corporation, hereby constitutes and appoints each of Robert J. Gilker, Daniel P. Buettin and Brad A. Martyn as the true and lawful attorney or attorney-in-fact, with full power of substitution and revocation, for the undersigned and in the name, place and stead of the undersigned, to sign on behalf of the undersigned an Annual Report on Form 10-K for the fiscal year ended June 30, 1998 pursuant to the Securities Exchange Act of 1934, as amended, and to sign any amendments to such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting to each attorney or attorney-in-fact full power and authority to do so and to perform any act requisite and necessary to be done as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each attorney or attorney-in-fact or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents as of the 18th day of August, 1998.




                                                     /s/ ROBERT E. OYSTER
                                                     ------------------------
                                                     Robert E. Oyster
                                                     Director

                       MPW INDUSTRIAL SERVICES GROUP, INC.
                           ANNUAL REPORT ON FORM 10-K
                                POWER OF ATTORNEY
--------------------------------------------------------------------------------

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of MPW Industrial Services Group, Inc., an Ohio corporation, hereby constitutes and appoints each of Robert J. Gilker, Daniel P. Buettin and Brad A. Martyn as the true and lawful attorney or attorney-in-fact, with full power of substitution and revocation, for the undersigned and in the name, place and stead of the undersigned, to sign on behalf of the undersigned an Annual Report on Form 10-K for the fiscal year ended June 30, 1998 pursuant to the Securities Exchange Act of 1934, as amended, and to sign any amendments to such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting to each attorney or attorney-in-fact full power and authority to do so and to perform any act requisite and necessary to be done as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each attorney or attorney-in-fact or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents as of the 18th day of August, 1998.




                                                     /s/ SCOTT N. WHITLOCK
                                                     ------------------------
                                                     Scott N. Whitlock
                                                     Director

                       MPW INDUSTRIAL SERVICES GROUP, INC.
                           ANNUAL REPORT ON FORM 10-K
                                POWER OF ATTORNEY
--------------------------------------------------------------------------------

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of MPW Industrial Services Group, Inc., an Ohio corporation, hereby constitutes and appoints each of Robert J. Gilker, Daniel P. Buettin and Brad A. Martyn as the true and lawful attorney or attorney-in-fact, with full power of substitution and revocation, for the undersigned and in the name, place and stead of the undersigned, to sign on behalf of the undersigned an Annual Report on Form 10-K for the fiscal year ended June 30, 1998 pursuant to the Securities Exchange Act of 1934, as amended, and to sign any amendments to such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting to each attorney or attorney-in-fact full power and authority to do so and to perform any act requisite and necessary to be done as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each attorney or attorney-in-fact or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents as of the 18th day of August, 1998.




                               /s/ IRA O. KANE
                               ---------------------------
                               Ira O. Kane
                               President and Chief Operating Officer; Director

                       MPW INDUSTRIAL SERVICES GROUP, INC.
                           ANNUAL REPORT ON FORM 10-K
                                POWER OF ATTORNEY
--------------------------------------------------------------------------------

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of MPW Industrial Services Group, Inc., an Ohio corporation, hereby constitutes and appoints each of Robert J. Gilker, Daniel P. Buettin and Brad A. Martyn as the true and lawful attorney or attorney-in-fact, with full power of substitution and revocation, for the undersigned and in the name, place and stead of the undersigned, to sign on behalf of the undersigned an Annual Report on Form 10-K for the fiscal year ended June 30, 1998 pursuant to the Securities Exchange Act of 1934, as amended, and to sign any amendments to such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting to each attorney or attorney-in-fact full power and authority to do so and to perform any act requisite and necessary to be done as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each attorney or attorney-in-fact or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents as of the 18th day of August, 1998.




                                             /s/ BRAD A. MARTYN
                                             -----------------------------------
                                             Brad A. Martyn
                                             Corporate Controller, Treasurer and
                                             Assistant Secretary
                                             (Principal Accounting Officer)

                       MPW INDUSTRIAL SERVICES GROUP, INC.
                           ANNUAL REPORT ON FORM 10-K
                                POWER OF ATTORNEY
--------------------------------------------------------------------------------

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of MPW Industrial Services Group, Inc., an Ohio corporation, hereby constitutes and appoints each of Robert J. Gilker, Daniel P. Buettin and Brad A. Martyn as the true and lawful attorney or attorney-in-fact, with full power of substitution and revocation, for the undersigned and in the name, place and stead of the undersigned, to sign on behalf of the undersigned an Annual Report on Form 10-K for the fiscal year ended June 30, 1998 pursuant to the Securities Exchange Act of 1934, as amended, and to sign any amendments to such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting to each attorney or attorney-in-fact full power and authority to do so and to perform any act requisite and necessary to be done as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each attorney or attorney-in-fact or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents as of the 18th day of August, 1998.




                                                  /s/ GERALD NILSSON-WEISKOTT
                                                  -----------------------------
                                                  Gerald Nilsson-Weiskott
                                                  Director

                       MPW INDUSTRIAL SERVICES GROUP, INC.
                           ANNUAL REPORT ON FORM 10-K
                                POWER OF ATTORNEY
--------------------------------------------------------------------------------

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of MPW Industrial Services Group, Inc., an Ohio corporation, hereby constitutes and appoints each of Robert J. Gilker, Daniel P. Buettin and Brad A. Martyn as the true and lawful attorney or attorney-in-fact, with full power of substitution and revocation, for the undersigned and in the name, place and stead of the undersigned, to sign on behalf of the undersigned an Annual Report on Form 10-K for the fiscal year ended June 30, 1998 pursuant to the Securities Exchange Act of 1934, as amended, and to sign any amendments to such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting to each attorney or attorney-in-fact full power and authority to do so and to perform any act requisite and necessary to be done as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each attorney or attorney-in-fact or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents as of the 18th day of August, 1998.




                                                        /s/ TIMOTHY A. WALSH
                                                        ------------------------
                                                        Timothy A. Walsh
                                                        Director